UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 9, 2009
The Stanley Works

(Exact name of registrant as specified in its charter)

Connecticut	1-5244	06-0548860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 225-5111
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
The Stanley Works (the “Company”) is filing this Current Report on Form 8-K (“Form 8-K”) to update certain financial information in its Annual Report on Form 10-K for the fiscal year ended January 3, 2009 filed on February 26, 2009 (“Form 10-K”), to reflect the retrospective adoption by the Company of the following accounting pronouncements: (i) FASB Staff Position APB 14-1 “ Accounting for Convertible Debt Instruments That May Be Settled Upon Conversion (Including Partial Cash Settlement) “ (“FSP APB 14-1”); (ii) Statement of Financial Accounting Standards No. 160 “ Noncontrolling Interests in Consolidated Financial Statements—An Amendment of ARB No. 51 “ (“SFAS 160”); and (iii) FASB Staff Position EITF No. 03-6-1, “ Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities “ (“FSP EITF 03-6-1”) .
This Form 8-K presents disclosures updated from the Company’s originally filed Form 10-K to reflect application of these new accounting standards on a comparable basis for all years presented. All other information is presented as of the original filing date and has not been updated in this Form 8-K. The updates to the Form 10K, as set forth in this Form 8-K, for the retrospective application of the previously mentioned new accounting standards are consistent with the presentation in the Company’s quarterly Report on Form 10-Q for the quarterly period ended April 4, 2009. The sections of the Form 10-K affected by these changes are: Items 6, 7, 8 and 15 and Exhibit 12.
In addition, certain disclosures contained in Items 7, 8, and 9 of the Form 10-K have been enhanced pursuant to certain comments contained in a Securities and Exchange Commission comment letter the Company received on May 27, 2009.
All such updated and enhanced items of the Form 10-K are set forth in their entirety in Exhibits 99.1 through 99.5 hereto, and are incorporated by reference herein.
We have not updated or enhanced any other disclosures presented in our Form 10-K. All other information is presented as of the original filing date and has not been updated in this Form 8-K. Without limitation of the foregoing, this Form 8-K does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Form 10-K with respect to any uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in the Company’s other filings with the Securities and Exchange Commission. This Form 8-K should be read in conjunction with the Form 10-K and the Company’s other filings. Other filings may contain important information regarding uncertainties, trends, risks, events, transactions, developments and updates to certain expectations of the Company that may have been reported since the filing of the Form 10-K.
Item 9.01 Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Stanley Works
July 9, 2009	By:	/s/ Donald Allan, Jr.
		Name:	Donald Allan, Jr.
		Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

99.4	Financial Statements and Financial Statement Schedule

99.5	Ratio of Earnings to Fixed Charges

3